UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2013

PremierWest Bancorp

(Exact Name of Registrant as specified in its charter)

Oregon	000-50332	93 – 1282171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

503 Airport Road, Medford, Oregon 97504

Address of Principal Executive Office

Registrant’s telephone number including area code 541-618-6003

(Former name or former address, if changed since last report)

Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 13, 2013, PremierWest Bancorp (“PremierWest”) issued a press release announcing a further adjournment of its special meeting of shareholders to continue to provide additional time to solicit proxies to approve the Agreement and Plan of Merger, dated October 29, 2012, among PremierWest, Starbuck Bancshares, Inc. and Pearl Merger Sub Corp., pursuant to which PremierWest will merge with and into Pearl Merger Sub Corp., with Pearl Merger Sub Corp. as the surviving entity, and that the special meeting will reconvene at 9:00 a.m., Pacific Time, on March 28, 2013 at the PremierWest Bank Headquarters located at 503 Airport Road, Medford, Oregon. Submission of proxies in respect of the adjourned meeting via Internet and telephone will resume at 8:00 a.m. Eastern Time on Thursday, March 14, 2013 and will be available until 11:59 p.m. Eastern Time on Wednesday, March 27, 2013.

The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release of PremierWest dated March 13, 2013

IMPORTANT ADDITIONAL INFORMATION

PremierWest filed a definitive proxy statement with the U.S. Securities and Exchange Commission on January 4, 2013, in connection with the proposed merger of PremierWest and an affiliate of AmericanWest Bank. Shareholders of PremierWest are urged to read the proxy statement, because it contains important information. Shareholders can obtain a free copy of the proxy statement, as well as other filings containing information about PremierWest and the merger, without charge, at the U.S. Securities and Exchange Commission’s Internet site (www.sec.gov). In addition, copies of the proxy statement and other filings containing information about PremierWest and the proposed merger can be obtained, without charge, by directing a request to PremierWest’s Internet site at www.premierwestbank.com under the heading “About Us” and then under the heading “Investor Relations.” Shareholders and customers may also contact: James M. Ford, PremierWest President & CEO at (541) 618-6020 or Jim.Ford@PremierWestBank.com or Doug Biddle, Executive Vice President & Chief Financial Officer at (541) 282-5391 or Doug.Biddle@PremierWestBank.com.

PROXY SOLICITATION

PremierWest and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from PremierWest shareholders in respect of the proposed merger. You can find information about PremierWest’s executive officers and directors in PremierWest’s definitive annual proxy statement filed with the U.S. Securities and Exchange Commission on April 9, 2012. You can obtain free copies of PremierWest’s annual proxy statement, and PremierWest’s proxy statement in connection with the merger by contacting PremierWest’s investor relations department.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

This Form 8-K includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995, which management believes are a benefit to shareholders. PremierWest makes forward-looking statements in this Form 8-K about the proposed merger with Pearl Merger Sub Corp., a wholly-owned subsidiary of Starbuck Bancshares, Inc., and as to when Internet and telephone voting will resume. These statements are necessarily subject to risk and uncertainty and actual results could differ materially due to certain risk factors, including those set forth from time to time in PremierWest’s filings with the SEC. Such statements are subject to risks that PremierWest may be unable to procure the required shareholder approval. You should not place undue reliance on forward-looking statements and PremierWest undertakes no obligation to update any such statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIERWEST BANCORP (Registrant)

Date: March 13, 2013	By:	/s/ Douglas N. Biddle
Douglas N. Biddle
Executive Vice President / Chief Financial Officer